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                                                                    EXHIBIT 10.4

                      SCHEDULE TO INDEMNIFICATION AGREEMENT

     The following is a list of the current directors, executive officers and certain key employees of Antigenics who are party to an Indemnification Agreement, the form of which was filed as Exhibit 10.4 to our registration statement on Form S-1 (File No. 333-91747):

Garo H. Armen, Ph.D.
Pramod K. Srivastava, Ph.D.
Elma S. Hawkins, Ph.D.
Russell H. Herndon
Jonathan Lewis, M.D., Ph.D.
Jeff D. Clark
Neal Gordon, Ph.D.
Noubar Afeyan, Ph.D.
Frank V. AtLee III
Gamil G. de Chadarevian
Tom Dechaene
Margaret Eisen
Wadih Jordan
Mark Kessel
Martin Taylor